Exhibit 10.1

EXECUTION VERSION

Arconic Inc.
390 Park Avenue
New York, New York 10022

February 2, 2018

Elliott Associates, L.P.
Elliott International, L.P.
40 West 57th Street
New York, New York 10019
Facsimile No: (212) 478-2401

Attention:	Dave Miller
Austin Camporin

Re:  Registration Rights Agreement Amendment

Ladies and Gentlemen:

Reference is hereby made to that certain letter agreement (the “Registration Rights Agreement”), dated December 19, 2017, by and among Arconic Inc., a Delaware corporation, as successor-in-interest to Arconic Inc., a Pennsylvania corporation (the “Company”), Elliott Associates, L.P., a Delaware limited partnership (“Elliott Associates”), Elliott International, L.P., a Cayman Islands limited partnership (“Elliott International”), and Elliott International Capital Advisors Inc., a Delaware corporation (“EICA” and collectively with Elliott Associates and Elliott International, “Elliott”; each of Elliott Associates, Elliott International and EICA is an “Elliott Party”). Each of the Company and the Elliott Parties is referred to herein as a “Party” and, collectively, as the “Parties.” Capitalized terms used in this amendment (the “Amendment”) to the Registration Rights Agreement and not defined herein shall have the respective meanings set forth in the Registration Rights Agreement.

Pursuant to paragraph 13 of the Registration Rights Agreement, the Parties hereby amend the Registration Rights Agreement as follows:

1.             The first sentence of paragraph 1(a) of the Registration Rights Agreement is amended and restated in its entirety as follows: “Subject to paragraph 4 of this letter agreement, and provided that the Company is eligible to register the resale of Eligible Securities on Form S-3, until the earlier of the first date on which there are no longer any Eligible Securities and the End Date, the Company shall, within twelve (12) Business Days of receipt of a written request from the Elliott Parties, use reasonable best efforts to file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-3 (or any successor form or other appropriate form under the Securities Act) for an offering to be made on a continuous or delayed basis pursuant to Rule 415 under the Securities Act, covering the resale of all of the Eligible Securities (the “Shelf Registration Statement”) and no other securities.”

2.             The second-to-last sentence of paragraph 4(a) of the Registration Rights Agreement is amended and restated in its entirety as follows: “The date referenced in clause (A) of the definition of “End Date” shall be increased by the length of time of the aggregate duration of any Blackout Periods which occur prior to the End Date (and, for the avoidance of doubt, only those Blackout Periods which occur after the receipt of the written requested contemplated by the first sentence of paragraph 1(a) of this Agreement).”

3.             To correct a scrivener’s error, paragraph 9(j) of the Registration Rights Agreement is amended and restated in its entirety as follows: “Eligible Securities” means Common Shares held by the Elliott Parties on the date of this letter agreement; provided, that any such Common Shares shall cease to be Eligible Securities upon the earliest of (A) the first date when a registration statement with respect to the sale of such security shall have become effective under the Securities Act and such security shall have been disposed of in accordance with such registration statement, (B) the first date when such security shall have been transferred or otherwise disposed of to any Person other than a Permitted Transferee, (C) the first date when such security is no longer outstanding and (D) the first date when such security is eligible for sale pursuant to Rule 144 under the Securities Act without volume limitations thereunder. Notwithstanding anything to the contrary in this letter agreement, all securities shall forever cease to be Eligible Securities, and the Company’s obligations hereunder shall cease, on the End Date.”

4.             Except as expressly amended by this Amendment, all terms, conditions and provisions of the Registration Rights Agreement shall remain unmodified and in full force and effect. This Amendment shall form a part of the Registration Rights Agreement for all purposes, and from and after the date of this Amendment, any reference in the Registration Rights Agreement to “this letter agreement”, “hereof”, “herein”, and “hereunder” and words or expressions of similar import shall refer to the Registration Rights Agreement as amended by this Amendment. The provisions of paragraphs 11, 13, 14, 15, 16, 17, 18 and 19 of the Registration Rights Agreement shall apply mutatis mutandis to this Amendment. This Amendment, together with the Registration Rights Agreement and the Settlement Agreement, constitutes the entire agreement and understanding among the parties and supersedes any prior understandings and/or written or oral agreements among them respecting the subject matter herein and therein.

[Signature page follows]

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Please confirm your agreement with the foregoing by signing and returning this Amendment to the undersigned, whereupon this Amendment shall become a binding agreement between the Elliott Parties and the Company.

Very truly yours,

ARCONIC INC.

By:	/s/ Katherine H. Ramundo
	Name:	Katherine H. Ramundo
	Title:	Executive Vice President,
Chief Legal Officer and Secretary

Accepted and agreed as of the date first written above:

ELLIOTT ASSOCIATES, L.P.

By:	Elliott Capital Advisors, L.P., as general partner

By:	Braxton Associates, Inc., as general partner

By:	/s/ Elliot Greenberg
Name: Elliot Greenberg
Title: Vice President

ELLIOTT INTERNATIONAL, L.P.

By:	Elliott International Capital Advisors Inc., as attorney-in-fact

By:	/s/ Elliot Greenberg
Name: Elliot Greenberg
Title: Vice President

ELLIOTT INTERNATIONAL CAPITAL ADVISORS INC.

By:	/s/ Elliot Greenberg
Name: Elliot Greenberg
Title: Vice President

[Amendment to Registration Rights Agreement]